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                                                                   EXHIBIT 1.1


                             DATAWAVE SYSTEMS INC.

                             UNDERWRITING AGREEMENT

                                                              _________ __, 1998

Morgan Keegan & Company, Inc.
Laidlaw Global Securities Inc.
 As Representative of the Several
 Underwriters Named in Schedule A hereto
c/o Morgan Keegan & Company, Inc.
50 Front Street
Memphis, Tennessee 38103

Dear Sirs:

    DataWave Systems Inc., a British Columbia corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A
                                                        ----------
(collectively, the "Underwriters") an aggregate of 2,500,000 Common Shares, no par value per share (the "Common Stock"), of the Company (the "Firm Company Shares") and the selling shareholders of the Company named in Schedule B (the
                                                              ----------
"Selling Shareholders") propose to sell to the Underwriters an aggregate of 185,000 shares of Common Stock (the "Firm Selling Shareholder Shares" and, together with the Firm Company Shares, the "Firm Shares"). The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter.
                            ----------

    The Company also grants to the Underwriters, severally and not jointly, the option described in Section 3 to purchase, on the same terms as the Firm Shares, up to 402,750 additional shares of Common Stock (the "Option Shares") solely to cover over-allotments. The Firm Shares, together with all or any part of the Option Shares, are collectively herein called the "Shares."

    Section   1.    Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
and each of Clive Barwin and Peter Hough (each a "Principal Shareholder") jointly and severally represents and warrants to and agrees with each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-__________) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the applicable rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission; and such amendments to such registration statement as may have been
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    required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, and the exhibits, financial statements and schedules, as finally amended and revised, have been delivered to you. The Company has prepared in the same manner, and proposes so to file with the Commission, one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) if the Company does not rely on Rule 434 of the 1933 Act, a final prospectus in accordance with Rules 430A and 424(b) of the 1933 Act Regulations or (iii) if the Company relies on Rule 434 of the 1933 Act, a term sheet relating to the Shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the 1933 Act. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As filed, such amendment, any registration statement filed pursuant to Rule 462(b) of the 1933 Act and any term sheet and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company shall have previously advised you in writing would be included or made therein.

          The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information contained in any Prospectus and any Term Sheet (as hereinafter defined) and deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean (a) if the Company relies on Rule 434 of the 1933 Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the 1933 Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements or (b) if the Company does not rely on Rule 434 of the 1933 Act, the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or, if no filing pursuant to Rule 424(b) of the 1933 Act Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such Registration Statement

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    becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration Statement when it becomes effective. The term "462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the 1933 Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the 1933 Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus and any amendment or supplement thereto, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

          (c) When the Registration Statement and any 462(b) Registration Statement shall become effective, or any Term Sheet that is part of the Prospectus is filed with the Commission pursuant to Rule 434, when the Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement or any 462(b) Registration Statement becomes effective, and when any supplement to the Prospectus or any Term Sheet is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the 462(b) Registration Statement, the Prospectus, the Term Sheet and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, and (ii) neither the Registration Statement, the 462(b) Registration Statement, the Prospectus, any Term Sheet nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of British Columbia with all requisite

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    corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

          (e) All of the Company's subsidiaries are named on an exhibit to the Registration Statement (each a "Subsidiary" and collectively the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state or jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus conducted requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries.

          (f) The Company has full corporate right, power and authority to enter into this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws. The agreements to which the Company or any of its subsidiaries is a party described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company and its Subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements.

          (g) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary

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    for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby has been made or obtained and is in full force and effect, except as may be required under applicable state securities laws.

          (h) Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the charter documents of the Company or the Subsidiaries, or under any indenture, mortgage, deed of trust, any of that loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or to which the Company or the Subsidiaries, any of their properties or any of their other assets is subject; or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries.

          (i) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable. No preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived.

          (j) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Company's capital stock contained in the Prospectus.

          (k) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly, or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. Other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association except for PhoneLine Cardcall International, Inc., a British Columbia

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    corporation in which the Company owns a 40% equity interest and DCI
    Telecommunications, Inc. owns a 60% equity interest.

          (l) Except as disclosed in the Prospectus, there are no outstanding
    (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

          (m) The Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

          (n) The financial statements of the Company and its consolidated Subsidiaries included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations and cash flows for the Company and its consolidated Subsidiaries for the periods specified, all in conformity with United States generally accepted accounting principles applied on a consistent basis. The financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Information", "Capitalization", "Dilution", "Selected Consolidated Financial Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus. The unaudited pro forma financial information (including the related notes) included in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the

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    financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified.

          (o) Deloitte & Touche, LLP, which has examined and are reporting upon the audited financial statements and schedules included in the Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

          (p) None of the Company or the Subsidiaries has sustained, since March 31, 1998 any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company or any Subsidiary, or (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company or any Subsidiary.

          (q) Neither the Company nor its Subsidiaries is in violation of their respective charter or by-laws, and no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject. None of the Company or its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of each such entity, respectively.

          (r) There is not pending or, to the Company's knowledge, threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators that (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise or might materially and adversely affect their properties, assets or rights, (ii) might prevent consummation of the

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    transactions contemplated hereby or (iii) is required to be described in the Registration Statement or the Prospectus but are not described as required.

          (s) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          (t) Each of the Company and the Subsidiaries owns, possesses or has obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities or other entities as are necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, or as contemplated in the Prospectus to be conducted, and the Company or the Subsidiaries have not received any notice of proceedings relating to revocation or modification of any such licenses, permits, franchises, certificates, consents, orders, approvals or authorizations.

          (u) Each of the Company and the Subsidiaries owns or possesses adequate license or other rights to use all patents, patent rights, inventions, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

          (v) The Company's and each Subsidiary's respective systems of internal accounting controls taken as a whole is sufficient to meet the objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's or the Subsidiary's financial statements; and, none of the Company, the Subsidiaries or any employee or agent thereof has made any payment of funds of the Company or the Subsidiaries, or received or retained any funds and no funds of the Company or the Subsidiaries have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

          (w) The Company and each Subsidiary has filed on a timely basis all necessary federal, provincial, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does the Company

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    know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively. All tax liabilities are adequately provided for on the respective books of such entities.

          (x) The Company and each Subsidiary maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (y) Each of the Company, the Subsidiaries, and their officers, directors or affiliates has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

          (z) The Company is not, will not become as a result of the transactions contemplated hereby, or will not conduct its respective businesses in a manner in which the Company would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              (aa) Except as set forth in the Registration Statement and Prospectus, (i) the Company and each Subsidiary is in compliance with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business, (ii) neither the Company nor any Subsidiary has received notice from any governmental authority or third party of an asserted claim under Environmental Laws, which claim is required to be disclosed in the Registration Statement and the Prospectus, (iii) neither the Company nor any Subsidiary will be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company or any Subsidiary has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601, et seq.), or otherwise designated as a
                                          -- ----
    contaminated site under applicable federal, provincial, state or local law.

              (bb) To the Company's knowledge, no labor disturbance by the employees of the Company or any of its Subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of

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    any of its principal suppliers, value added resellers, subcontractors, original equipment manufacturers, authorized dealers or international distributors that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries considered as one enterprise. No collective bargaining agreement exists with any of the Company's or Subsidiaries' employees and, to the best of the Company's knowledge, no such agreement is imminent.

              (cc) Neither the Company nor the Principal Shareholders are aware that (i) any executive, key employee or significant group of employees of the Company or any of the Subsidiaries plans to terminate employment with the Company or such Subsidiary or (ii) any such executive or key employee is subject to any noncompetition, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed activities of the Company or the Subsidiaries.

              (dd) The Company has not and will not incur any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than specifically as contemplated hereby.

    Section   2.  Representations and Warranties of the Selling Shareholders.
                  ----------------------------------------------------------
Each of the Selling Shareholders severally and not jointly represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

          (a) The Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by the Selling Shareholder hereunder; and the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of the Selling Shareholder.

          (b) The Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement, and each constitutes the valid and binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

          (c) All consents, approvals, authorizations, orders or declarations of or from, or registration, qualification or filing with, any court or governmental agency or body required for the sale of the Shares to be sold by the Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the 1933 Act

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    (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters, have been obtained and are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

          (d) The sale of the Shares to be sold by such Selling Shareholder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Shareholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the charter or bylaws or other governing instruments of the Selling Shareholder, if any, or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of the Selling Shareholder's properties or assets.

          (e) The Selling Shareholder has, and at the Closing Time (as defined in Section 3 hereof) or, at the Date of Delivery, as the case may be, the Selling Shareholder will have, good and valid title to the Shares to be sold by the Selling Shareholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

          (f) The Selling Shareholder has not (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company; or
    (iii) has not distributed and will not distribute any Prospectus or other offering material in connection with the offering and sale of the Shares.

          (g) Each Selling Shareholder other than the Principal Shareholders represents and warrants that (i) such Selling Shareholder has carefully reviewed the Registration Statement and Prospectus and (ii) to the best knowledge of such Selling Shareholder the Registration Statement or any amendment thereto or any 462(b) Registration Statement or any amendment thereto or the Prospectus did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (g) do not apply to statements or omissions made in the Registration Statement, any 462(b) Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein.

          (h) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Time (as hereinafter defined) a properly completed and executed United States Treasury Department form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (i) Each of the Selling Shareholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a custody agreement (the "Custody Agreement"), in the form heretofore furnished to and approved by you, duly executed and delivered by such Selling Shareholder to [INSERT NAME OF CUSTODIAN], as custodian (the "Custodian"), and that such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to and approved by you, appointing [INSERT NAME(S) OF ATTORNEYS-IN-FACT] as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 3 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

          (j) Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event.

          (k) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise one of its Attorneys-in-Fact and Morgan Keegan & Company, Inc. prior to the Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by
    Section 6(e) would be inaccurate if made as of the Closing Date.

          (l) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; such Selling Shareholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

    Section  3.  Sale and Delivery of the Shares to the Underwriters; Closing.
                 ------------------------------------------------------------

          (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters the Firm Company Shares, and the Selling Shareholders agree to sell to each of the Underwriters the Firm Selling Shareholder Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A (the proportion which each Underwriter's
                           ----------
    share of the total number of the Firm Shares bears to the total number of Firm Shares is hereinafter referred to as such Underwriter's "underwriting obligation proportion"), at a purchase price of $__________ per share.

          (b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 402,750 Option Shares at the same purchase price as shall be applicable to the Firm Shares. The option hereby granted will expire if not exercised within the thirty (30) day period after the date of the Prospectus by giving written notice to the Company. The option granted hereby may be exercised in whole or in part (but not more than once), only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be later than three full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

          (c) Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Shares shall be made at the offices of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 38103 or at such other place as shall be agreed upon by the Company and you, at 10:00 a.m., either (i) on the third full business day after the execution of this Agreement, or (ii) at such other time not more than ten full business days thereafter as you and the Company shall determine (unless, in either case, postponed pursuant to the term hereof) (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Shares shall be made at the offices of Morgan Keegan & Company, Inc. in the manner set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment for the Firm Shares and the Option Shares shall be made to the Company and the Selling Shareholders, respectively, by wire transfer in same-day funds to the accounts designated to the Underwriters in writing by the Company and the Selling Shareholders, respectively, against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

          (d) The certificates representing the Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates representing the Shares will be made available at the offices of Morgan Keegan & Company, Inc. or at such other place as Morgan Keegan & Company, Inc. may designate for examination and packaging not later than 10:00 a.m. at least one full business day prior to the Closing Time or the Date of Delivery as the case may be.

          (e) After the Registration Statement becomes effective, you intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares you may in your discretion vary the public offering price.

          (f) Subject to the terms and conditions herein set forth, on the Closing Time the Company shall issue to the Representatives warrants in the form attached hereto as Exhibit A (the "Representatives' Warrants") to
                            ---------
    purchase an aggregate of ______ shares of Common Stock at an exercise price equal to 135% of the public offering price. The number of shares of Common Stock subject to each Representative's Warrant is as set forth in Schedule A.

    Section   4.  Certain Covenants of the Company.  The Company covenants and
                  --------------------------------
agrees with each Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective (if not yet effective at the date and time that this Agreement is executed and delivered by the parties hereto). If the Company elects to rely upon Rule 430A of the 1933 Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Act Regulations, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b), or a Term Sheet pursuant to and in accordance with Rule 434, within the time period prescribed. If the Company elects to rely upon Rule 462(b), the Company shall file a 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee. The Company will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, 462(b) Registration Statement or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or 462(b) Registration Statement or amend or supplement the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

          (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) to the Prospectus, if the Company has not elected to rely upon Rule 430A, (ii) if the Company has elected to rely upon Rule 430A, to either the Prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus filed in accordance with Rule 424(b) or any Term Sheet filed in accordance with Rule 434, or (iii) if the Company has elected to rely upon

    Rule 462(b), to any 462(b) Registration Statement in any case if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall object to such amendment or supplement.

          (c) The Company has furnished or will furnish to you, at its expense, as soon as available, copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto.

          (d) The Company will deliver to each Underwriter, at the Company's expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, at the Company's expense, as soon as the Registration Statement shall have become effective and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus or any Term Sheet in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus or any Term Sheet as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus or any Term Sheet is delivered not misleading, or, if for any reason it shall be necessary during such same period to amend or supplement the Prospectus or any Term Sheet in order to comply with the 1933 Act or the 1933 Act Regulations, the Company will notify you and upon your request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or any Term Sheet or a supplement to the Prospectus or any Term Sheet or an amendment or supplement to any such incorporated document which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus or any Term Sheet, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus or any Term Sheet complying with
    Section 10(a)(3) of the 1933 Act.

          (e) The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to make any undertakings in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

          (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the Registration Statement" (as defined in Rule 158(c) of the 1933 Act Regulations), an earnings statement (in reasonable detail but which need not be audited) complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder and covering a period of at least 12 months beginning after the effective date of the Registration Statement.

          (g) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (h) The Company will furnish to its securityholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of operations for each of the first three quarters of the fiscal year. During a period of five years after the date hereof, the Company will furnish to you: (i) concurrently with furnishing such reports to its securityholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's securityholders; (ii) concurrently with furnishing to its securityholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of securityholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (iii) as soon as they are available, copies of all reports (financial or otherwise) mailed to securityholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"); (v) every material press release in respect of the Company or its affairs which is released by the Company; and (vi) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

          (i) During the period beginning from the date hereof and continuing to and including the date one hundred eighty (180) days after the date of the Prospectus, the Company will not, without the prior written consent of Morgan Keegan & Company, Inc., offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, or announce any offer, pledge, sale, grant of any option to purchase or other disposition, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 3 of this Agreement and pursuant to the Company's 1998 Stock Option Plan, as described in the Registration Statement and Prospectus.

          (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (k) The Company will cause the Shares to be listed, subject to notice of issuance, on the Nasdaq National Market and will maintain the listing of the Shares on the Nasdaq National Market.

          (l) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (m) The Company will not, and will use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

          (n) If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (o) The Company will file timely and accurate information with the Commission in accordance with Rule 463 of the Commission under the 1933 Act or any successor provision.

    Section   5.    Covenants of the Selling Shareholders.  Each of the Selling
                    -------------------------------------
Shareholders covenants and agrees with each of the Underwriters:

          (a) During the period beginning from the date hereof and continuing to and including the date one hundred eighty (180) days after the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of Morgan Keegan & Company, Inc., offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition, directly or indirectly) any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 3 of this Agreement.

          (b) The Selling Shareholder will not (i) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

    Section   6.  Payment of Expenses.  The Company will pay and bear all costs,
                  -------------------
fees and expenses incident to the performance of its obligations under this Agreement (excluding fees and expenses of counsel for the Underwriters, except as specifically set forth in this Agreement), including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses, the Prospectus and any Term Sheet and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the certificates representing the Shares, a Blue Sky memoranda and any instruments relating to any of the foregoing, (c) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Shares under the applicable securities laws in accordance with the terms of this Agreement, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky memoranda, (f) all costs, fees and expenses in connection with the notification to the Nasdaq National Market of the proposed issuance of the Shares, (g) filing fees relating to the review of the offering by the NASD, (h) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement, (i) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public, and (j) all other costs and expenses incident to the performance of the Company's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications.

    Section   7.  Conditions of Underwriters' Obligations.  The obligations of
                  ---------------------------------------
the Underwriters to purchase and pay for (i) the Firm Shares that they have respectively agreed to purchase pursuant to this Agreement (and any Option Shares as to which the option granted in Section 3 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) at the Closing Time and (ii) the Option Shares at the Date of Delivery of the Option Shares, are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the Closing Time or the Date of Delivery, as the case may be, and to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in certificates of any officer of the Company and the Selling Shareholders delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 p.m. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 p.m. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; if the Company has elected to rely upon Rule 462(b), the 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus or a Term Sheet containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) At the Closing Time, you shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, United States counsel for the Company, or Campney &

    Murphy, Canadian counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of British Columbia, Canada, with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

              (ii) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each such entity has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

              (iii) The Company has the corporate power and authority to enter into this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity and except to the extent that enforcement of the indemnification provisions set forth in

                    Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

              (iv) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby, has been made or obtained and is in full force and effect, except such as may be necessary under state securities laws or required by the NASD in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need express no opinion.

              (v) Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving notice or the passage of time or both) constitute a default under, the charter documents of the Company or the Subsidiaries, respectively, or, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiaries, respectively, is a party or to which the Company or the Subsidiaries, respectively, any of their respective properties or other assets, is subject; or, to such counsel's knowledge, any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body; or to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

              (vi) The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus under the heading "Description of Capital Stock."

              (vii) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued and delivered against payment therefor as provided in this Agreement, such shares will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. To such counsel's knowledge, no person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived. The form of certificates evidencing the Shares complies with all applicable requirements of the law of British Columbia, Canada

            (viii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive right or to such counsel's knowledge, co-sale right, registration right, right of first refusal or other similar right. All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the 1933 Act or were exempt from the registration requirements of the 1933 Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws, provided, however, that such counsel need not express any opinion with respect to the registration or availability of an exemption under applicable state securities or blue sky laws for shares of Common Stock issued pursuant to an underwritten public offering.

              (ix) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly, or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever. Other than the Subsidiaries and as disclosed in the Registration Statement and Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

               (x) Except as disclosed in the Prospectus, to such counsel's knowledge there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or
                    (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

              (xi) To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, that are required to be described in the Registration Statement or the Prospectus but are not described as required.

             (xii) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (xiii) The Registration Statement and any 462(b) Registration Statement have become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the 1933 Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, any 462(b) Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, conform as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

             (xiv) The Company is not, or solely as a result of the consummation of the transactions contemplated hereby will not become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

              (xv) The information in the Prospectus under the captions "Risk Factors - Government Regulation," "Risk Factors - Control of Company," "Risk Factors - Shares Eligible for Future Sale," "Business-Strategic Relationship with AT&T," "Business - Canadian Operations," "Business - Intellectual Property," "Business - Government Regulation," "Business - Tax Matters," "Management - Employment Agreements," "Management
                    - Incentive Plans," "Certain Transactions," "Description of Capital Stock" and "Shares Available for Future Sale" to the extent that such information constitutes a summary of documents referred to therein or matters of law or legal conclusions, as been reviewed by such counsel, is correct and presents fairly the information required to be disclosed therein under the 1933 Act and the 1933 Act Regulations.

               Such counsel also shall state that they have no reason to believe that the Registration Statement, any 462(b) Registration Statement or any further amendment thereto made prior to the Closing Time or the Date of Delivery, as the case may be, on its effective date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Closing Time or the Date of Delivery, as the case may be, as of its issue date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any 462(b) Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

          (c) You shall have received an opinion, dated such Time of Delivery, of counsel for the Selling Shareholders, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) The Power of Attorney and the Custody Agreement have been duly executed and delivered by each Selling Shareholder, and each is enforceable against each Selling Shareholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

              (ii) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of each Selling Shareholder.

             (iii) Upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

               In rendering the opinions set forth in Sections 7(b) and (c), such counsel may rely on the following:

                         (A) as to matters involving the application of laws
                    other than the laws of the jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

                         (B) as to matters of fact, to the extent they deem
                    proper, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions, having custody of documents respecting the existence or good standing of the Company provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel. The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

          (d) At the Closing Time, you shall have received a favorable opinion from Gray Cary Ware Freidenrich LLP, counsel for the Underwriters, dated as of the Closing Time, with respect to the incorporation of the Company, the issuance and sale of the

    Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

          (e) At the Closing Time, (i) the Registration Statement, any 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations; the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) no action, suit or proceeding at law or in equity shall be pending or, to the best of Company's knowledge, threatened against the Company that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the best knowledge of the Company, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company, other than as set forth in the Prospectus, (iii) the Company shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) the representations and warranties of the Company set forth in Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Financial Officer of the Company dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act; and (B) they have reviewed the Registration Statement and the Prospectus and, when the Registration Statement and any 462(b) Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, any 462(b) Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth. The representations and warranties of the Selling Shareholders set forth herein shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed on behalf of the Selling Shareholders to such effect.

          (f) You shall have received from Deloitte & Touche LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and the Closing Time and the Date of Delivery, in form and substance satisfactory to you, confirming that they are independent public accountants within the meaning of the 1933 Act and the applicable 1933 Act Regulations and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published 1933 Act Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus. In the event that the letters referred to in this subsection set forth any changes, decreases or increases in financial items, it shall be a further condition to the obligations of the Underwriters that
    (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date of such letter.

          (g) At the Closing Time, you shall have received from Deloitte & Touche a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) above, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (h) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 7(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

          (i) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

          (j) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus or (ii) any change, or any development involving a prospective change (including without limitation any change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such time as contemplated by the Registration Statement, as amended as of the date hereof.

          (k) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, (ii) any suspension or limitation in trading in any securities of the Company by the Commission or by the Nasdaq Stock Market, or any suspension or limitation in trading generally on the New York Stock Exchange or in the over-the-counter market,
    (iii) any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or (iv) a banking moratorium declared by federal or New York or Tennessee authorities.

          (l) The Company shall have obtained and delivered to you an agreement from each officer and director of the Company and each Selling Shareholder in writing prior to the date hereof that such person will not, during the one hundred eighty (180) day period following the date of the Prospectus (the "Lock-up Period"), effect the disposition of any Common Stock now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than
    (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or
    (iii) with the prior written consent of Morgan Keegan & Company, Inc. The foregoing restriction shall have been expressly agreed to preclude such holder from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Common Stock during the Lock-up Period, even if such Common Stock would be disposed of by someone other than the such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right
    (including, without limitation, any put or call option) with respect to any Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Common Stock held by such person except in compliance with this restriction.

    The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery for Option Shares of the conditions set forth in this Section 7, except that, if any Date of Delivery for Option Shares is other than the Closing Time, the certificates, opinions and letters referred to in paragraphs (b), (c) and (d) shall be revised to reflect the sale of Option Shares.

    Section 8. Indemnification and Contribution.
               --------------------------------

          (a) The Company and each of the Principal Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
    (i) arise out of or are based upon any breach of any warranty or covenant of the Company herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein. In addition to its other obligations under this Section 8(a), the Company and each Principal Shareholder agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Company and each Principal
    Shareholder may otherwise have. The Company and each Principal Shareholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof). Notwithstanding the foregoing, no Principal Shareholder shall be required to provide indemnification pursuant to this Section 8(a) unless the Underwriter seeking indemnification shall have first made a written demand for payment to the Company with respect to any losses, claims, damages or liabilities for which the Company and the Principal Shareholders are required to indemnify the Underwriters pursuant to this Section 8(a) and the Company shall have failed to make such demanded payment within sixty
    (60) days after receipt thereof. In no event, however, shall the liability of any Principal Shareholder for indemnification under this Section 8(a) or for breaches of the representations and warranties set forth in Section
    1 exceed the proceeds received by such Principal Shareholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Company or any of the Principal Shareholders may have other than pursuant to this Agreement.

          The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the 1933 Act to the same extent as such agreement applies to the Underwriters.

    (b) Each Selling Shareholder, (other than the Principal Shareholders), severally but not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of such Selling Shareholder herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any Application, or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling
                                        --------  -------
    Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein;

    provided, however, that the indemnification obligation arising under the
    --------  -------
    subsection (b) shall apply only to the extent that such loss, claim, damage or liability is caused by an untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to such Selling Shareholder furnished to the Company by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendments or supplements thereto. In no event, however, shall the liability of any such Selling Shareholder for indemnification under this Section 8(b) or for breaches of the representations and warranties set forth in Section 2 exceed the proceeds received by such Selling Shareholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which such Selling Shareholders may otherwise have. In addition to their other obligations under this Section 8(b), each Selling Shareholder agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(b), such Selling Shareholder will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Shareholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that such Selling Shareholder may otherwise have. Such Selling Shareholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim
    (or related cause of action or portion thereof). The liability of each Selling Shareholder under the representations, warranties and agreements contained herein and under the indemnity agreements contained in the provisions of this Section 8(b) shall be limited to an amount equal to the proceeds to such Selling Shareholder of the Selling Shareholder Shares sold by such Selling Shareholder to the Underwriters.

          The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the 1933 Act to the same extent as such agreement applies to the Underwriters.

          (c) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company and such Selling Shareholder may become subject, under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriter herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company and such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this Section 8(c), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(c), they will reimburse the Company and each Selling Shareholder on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have. No Underwriter will, without the prior written consent of the Company, settle or compromise or consent to the entry of judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Company is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Company from all liability arising out of such action or claim (or related cause of action or portion thereof).

          The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company and each Selling Shareholder within the meaning of the 1933 Act to the same extent as such agreement applies to the Company and the Selling Shareholder.

          (d) Promptly after receipt by an indemnified party under subsection
    (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in subsection (a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this subsection (d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that if the indemnified party has been advised by counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company, the Company shall only be obligated to pay the reasonable fees and expenses of a single law firm (and any reasonably necessary local counsel) employed by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 8(a), (b) and
    (c) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 8(a), (b) and (c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 8(a),
    (b) and (c).

          (f) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 8 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Selling Shareholders, on the one hand and the Underwriters on the other shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Selling Shareholders, and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible pro rata for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and
    (b) the Company and the Selling Shareholders are responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933

    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders, on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company and the Selling Shareholders, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders, and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this Section 8(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholders, within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or the Selling Shareholders.

    Section   9.  Representations, Warranties and Agreements to Survive
                  -----------------------------------------------------
Delivery.  The representations, warranties, indemnities, agreements and other
--------
statements of the Company, the Principal Shareholders and the Selling Shareholders, or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, any Principal Shareholder, any Selling Shareholder, or any Underwriter or controlling person, and with respect to an Underwriter or the Company and the Selling Shareholders, will survive delivery of and payment for the Shares or termination of this Agreement.

    Section   10.  Effective Date of Agreement and Termination.
                   -------------------------------------------

          (a) This Agreement shall become effective immediately as to Sections 6 and 8 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 10:00 a.m., on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 10:00 a.m. on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 6 hereof.

          (b) This Agreement may be terminated with respect to the Firm Shares or the Option Shares in your sole discretion by notice to the Company given prior to the Closing Time or the Date of Delivery, as the case may be, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Closing Time or Date of Delivery, as applicable, other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(b), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

          (c) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in this Section 10. Notwithstanding any such termination, the provisions of Section 8 shall remain in effect.

    Section   11.  Default by One or More of the Underwriters.  If one or more
                   ------------------------------------------
of the Underwriters shall fail at the Closing Time to purchase the Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

          (a) If the aggregate number of Firm Shares which are Defaulted Securities does not exceed 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters, and

          (b) If the aggregate number of Firm Shares which are Defaulted Securities exceeds 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11.

    Section   12.  Notices.  All notices and other communications under this
                   -------
Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Morgan Keegan & Company, Inc., 50 Front Street, Memphis, TN 38103, Attention: Gib Vestal (with a copy sent in the same manner to Gray Cary Ware Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, CA 94301-1825 Attention: Thomas W. Furlong, Esq.; and notices to the Company and the Selling Shareholders, shall be directed to them at DataWave Inc., 101 W. Fifth Avenue, Vancouver, BC, Canada V5Y 1H9 Attention: Peter Hough (with a copy sent in the same manner to _________________ Attention:
________________).

    Section   13.  Parties.  This Agreement is made solely for the benefit of
                   -------
and is binding upon the Underwriters, the Company and the Selling Shareholders, to the extent provided in Section 8, any person controlling the Company and the Selling Shareholders, or any of the Underwriters, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 8, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

    All of the obligations of the Underwriters hereunder are several and not joint.

    Section  14.  Governing Law and Time.  This Agreement shall be governed by
                  ----------------------
the laws of the State of California, without application of conflict of law principles. Specified time of the day refers to United States Eastern Time. Time shall be of the essence of this Agreement.

    Section  15.  Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, and upon the acceptance hereof by Morgan Keegan & Company, Inc., on behalf of each of the Underwriters, this instrument will become a binding agreement among the Company, the Selling Shareholders, and the several Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    DataWave Systems Inc.


                                    By:________________________________
                                       Name:  Clive Barwin

                                       Title:  President

                                    SELLING SHAREHOLDERS


                                    By:________________________________
                                       [NAME]
                                       Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above:

MORGAN KEEGAN & COMPANY, INC.
LAIDLAW GLOBAL SECURITIES INC.

By:  Morgan Keegan & Company, Inc.


By:_________________________________
   (Authorized Representative)

On behalf of each of the Underwriters

                                 SCHEDULE A

                                                           Number of
                                                          Firm Shares
                                                        to be Purchased
                                                        ---------------

Underwriter
-----------

Morgan Keegan & Company, Inc.
Laidlaw Global Securities Inc.


TOTAL
                                                        ===============

                                 SCHEDULE B

                            SELLING SHAREHOLDERS

                                                         Number of
                                                        Firm Selling
Name                                                 Shareholder Shares
----                                                 ------------------



                                                     ------------------



TOTAL
                                                     ==================

                                   EXHIBIT A


                         FORM OF UNDERWRITERS' WARRANTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH
REGISTRATION IS AVAILABLE.   THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF
OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                            STOCK PURCHASE WARRANT
                     To Purchase Shares of Common Stock of

                            DATAWAVE SYSTEMS, INC.


     THIS CERTIFIES that, for value received, Morgan Keegan & Company, Inc. (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the first anniversary of the date hereof and on or prior to _________, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from DATAWAVE SYSTEMS, INC., a British Columbia corporation (the "Company"), that number of shares of Common Stock equal to ten percent (10%) of the total number of shares of Common Stock issued in the Company's initial underwritten public offering of Common Stock (the "IPO") under the Securities Act (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be equal to one hundred thirty-five percent (135%) of the offering price at which the Company's Common Stock is offered to the public in the IPO. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

     1.   Title of Warrant. Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, pursuant to paragraph 10 hereof.

     2.   Authorization of Shares. The Company covenants that all shares of
          -----------------------
Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   Exercise of Warrant.
          -------------------

          (a) Procedure for Exercise. Exercise of the purchase rights represented by this Warrant may be made at any time or times after the date hereof, in whole or in part, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 13 below, by the surrender of this Warrant and the Notice of

Exercise annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares of Common Stock purchased hereunder shall be delivered to the holder hereof within five (5) NASDAQ trading days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased.

         (b) Net Exercise Rights. Notwithstanding the payment provisions set
             -------------------
forth in this Section 3, the holder may elect to receive the amount of Warrant Shares equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:

               X = Y(A-B)
                   ------
                     A

     Where:    X =  the number of shares of Common Stock to be issued to the holder.

               Y =  the number of Warrant Shares subject to this Warrant.

               A = the Fair Market Value (as defined below) of one (1) Warrant Share.

               B =  the Exercise Price per share of the Warrant Shares.

For purposes of this Section 3, fair market value of a share as of a particular date shall mean the closing price (the last reported sales price; if not so reported, the average of the last reported bid and asked prices) of the Company's stock as of the last business day immediately prior to the exercise of this Warrant.

     4.   Registration Rights.
          -------------------

          (a) If the Company proposes to register (under the laws of the United States) any of its common shares for sale to the public, whether for its own account or for the account of other security holders or both, each such time it will give at least 45 days' prior written notice to the holder hereof of its intention so to do. Upon the written request of the Holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the common stock owned or to be owned by the holder hereof pursuant to the exercise of this Warrant, the Company will cause such common shares to be covered by the registration statement proposed to be filed by the Company. Notwithstanding the foregoing, the Company may withdraw any registration statement without thereby incurring any liability to the Holder, except as to expenses as set forth below.

         (b) All expenses, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, the fees and disbursements of special counsel to the Holder, fees and expenses incurred in connection with complying with federal or state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees and expenses of United States regulatory authorities, transfer taxes, fees or transfer agents and registrars, underwriting discounts, selling commissions and costs of insurance, will be paid directly by the Company.

     5.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     6.   Charges, Taxes and Expenses. Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for
                        -----------------
shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided further, that upon any transfer involved in the issuance or
            ----------------
delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     7.   Holder Representations. The Holder of the Warrant agrees and
          ----------------------
acknowledges that the Warrant is being purchased for the Holder's own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment, pledge or resale to others or to fractionalization in whole or in part. The Holder further represents, warrants and agrees as follows: no other person has or will have a direct or indirect beneficial interest in this Warrant and the Holder will not sell, hypothecate or otherwise transfer the Warrant except in accordance with the Securities Act and Regulation D thereunder and applicable state securities laws or unless, in the opinion of counsel for the Holder acceptable to the Company, an exemption from the registration requirements of the Securities Act and such laws is available.

     8.   Closing of Books. The Company will at no time close its shareholder
          ----------------
books or records in any manner which interferes with the timely exercise of this Warrant.

     9.   No Rights as Shareholder until Exercise. This Warrant does not entitle
          ---------------------------------------
the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the Holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

     10.  Assignment and Transfer of Warrant. This Warrant may be assigned by
          ----------------------------------
the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except with the prior consent of the Company and (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

     11.  Loss, Theft, Destruction or Mutilation of Warrant. The Company
          -------------------------------------------------
represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

     12.  Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     13.  Effect of Certain Events.
          ------------------------

          (a) If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets, or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction") in which the consideration to be received by the Company or its Shareholders consists solely of cash, the Company shall give the Holder of this Warrant thirty

(30) days notice of the proposed effective date of the transaction specifying that the Warrant shall terminate if the Warrant has not been exercised by the effective date of the transaction.

          (b) In case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its Shareholders consists in part of consideration other than cash, the Holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

     14.  Adjustments of Exercise Price and Number of Warrant Shares. The number
          ----------------------------------------------------------
and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following:

          In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     15.  Voluntary Adjustment by the Company. The Company may at its
          -----------------------------------
discretion, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     16.  Notice of Adjustment. Whenever the number of Warrant Shares or number
          --------------------
or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     17.  Authorized Shares.  The Company covenants that during the period the
          -----------------
Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ (or on the principal national securities exchange on which the Common Stock is admitted to trading or listed or, if not listed or admitted to trading on NASDAQ or a national securities exchange, as reported by the National Quotation Bureau, Inc. or other similar organization ("Other Exchanges")) for the three (3) trading days immediately prior to the date such dividend is payable.

     18.  Miscellaneous.
          -------------

          (a) Issue Date; Jurisdiction. The provisions of this Warrant shall be
              ------------------------
construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws and jurisdictions of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules.

          (b) Restrictions. The holder hereof acknowledges that the Common Stock
              ------------
acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

          (c) Modification and Waiver. This Warrant and any provisions hereof
              -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          (d) Notices. Any notice, request or other document required or
              -------
permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


Dated:_________________, 1998


                                    DATAWAVE SYSTEMS, INC.


                                    By:__________________________________


                                    Title:_______________________________

                              NOTICE OF EXERCISE
                              ------------------



To:  DATAWAVE SYSETEMS, INC.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of DATAWAVE SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

          (2) By signing below, the undersigned hereby certifies that the shares of Common Stock to be issued upon exercise of this Warrant have been registered under the Securities Act of 1933 (the "Act"), or that an exemption from registration under the Securities Act is available for such shares of Common Stock.

          (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



               _______________________________
               (Name)


               _______________________________
               (Address)

               _______________________________



Dated:



                                    ______________________________
                                    Signature


NOTE: Signature must conform in all respects to holder's name as specified on the face of the attached warrant.

                                ASSIGNMENT FORM
                                ---------------

                   (To assign the foregoing warrant, execute
                  this form and supply required information.
                   Do not use this form to purchase shares.)



          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.



_______________________________________________________________


                                    Dated:  ______________, 199___



               Holder's Signature:  _____________________________

               Holder's Address:    _____________________________


                                    _____________________________



Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.